SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 24, 2003
                                                           -------------

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    ---------
                 (State or other Jurisdiction of Incorporation)


            1-13237                               13-3949418
            --------                              ----------
    (Commission File Number)             (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report



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         Item 7. Financial Statements, Pro Forma Financial Information and
                 Exhibits
                 ---------------------------------------------------------

(a).  Financial Statements
      --------------------

      Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

      Not Applicable

(c).  Exhibits
      --------

      99.1. The consent of the Company's independent auditors (the "Consent") to the incorporation by reference in the Company's previously filed Registration Statements of the independent auditors' report dated March 7, 2003 appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Annual Report") was inadvertently omitted from the exhibit index of the Annual Report. This Consent is attached as
      Exhibit 99.1 hereto, the text of which is incorporated herein by reference. All information in the Company's Form 10-K filed for the year ended December 31, 2002 is accurate and remains unchanged.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               Charter Municipal Mortgage Acceptance Company (Registrant)



                               BY:  /s/  Stuart J. Boesky
                                    ---------------------
                                    Stuart J. Boesky
                                    President


      July 24, 2003